FUTURES PORTFOLIO FUND, LIMITED PARTNERSHIP 10-Q

EXHIBIT 32.02

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

In connection with the quarterly report of Futures Portfolio Fund, Limited Partnership (“Fund”), on Form 10-Q for the quarter ended September 30, 2022 as filed with the U.S. Securities and Exchange Commission on the date hereof (“Report”), I, Jon C. Essen, Chief Financial Officer of the General Partner, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. §1350), that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the U.S. Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Fund.

Date: November 14, 2022

By:	/s/ Jon C. Essen
Jon C. Essen
Chief Financial Officer of the General Partner

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